UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2020

NeuBase Therapeutics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35963	46-5622433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Technology Drive, Pittsburgh, PA	15219
(Address of Principal Executive Offices)	(Zip Code)

(646) 450-1790
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NBSE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 1, 2020, NeuBase Therapeutics, Inc. (the “Company”), updated its corporate presentation materials to include information from its webcasted conference call held on March 31, 2020 and the target milestones of its two lead programs utilizing its PATrOL™ platform: the NT0100 Program focused on the treatment of Huntington’s Disease and the NT0200 Program focused on the treatment of Myotonic Dystrophy Type 1. A copy of the updated corporate presentation materials referred to in this Item 7.01 of Current Report on Form 8-K (this “Current Report”) is furnished herewith as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, among other things, statements regarding the Company’s target milestones for its two lead programs. These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.

Our forward-looking statements contained herein speak only as of the date of this Current Report. Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the U.S. Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements. The Company may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this Current Report, including: the Company’s plans to develop and commercialize its product candidates; the Company’s plans to commence clinical trials in Huntington’s disease and myotonic dystrophy type 1 and to potentially expand the pipeline into other indications; the utility of the preclinical data generated in existing studies performed by the Company in determining the results of potential future clinical trials and of the potential benefits of the PATrOL™ platform technology; the timing of initiation of the Company’s planned clinical trials; the timing of the availability of data from the Company’s clinical trials; the timing of any planned investigational new drug application or new drug application; the Company’s plans to research, develop and commercialize its current and potential future product candidates; the clinical utility, potential benefits and market acceptance of the Company’s current and potential future product candidates; the Company’s commercialization, marketing and manufacturing capabilities and strategy; global health conditions, including the impact of COVID-19; the Company’s ability to protect its intellectual property position; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all, as well as those risk factors in our filings with the U.S. Securities and Exchange Commission. Except as otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Corporate Presentation Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUBASE THERAPEUTICS, INC.
(Registrant)

Date: April 3, 2020	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer